SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☑      Preliminary Proxy Statement
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DIVIDEND AND INCOME FUND
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

New York, NY
August [  ], 2012

Dear Fellow Shareholders:

It is our pleasure to invite you to the Special Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (the “Fund”) to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September [  ], 2012 at [  ] a.m. ET.  At the Meeting, shareholders are being asked to (i) approve a new investment management agreement between the Fund and Bexil Advisers LLC (“Bexil Advisers”), the Fund’s current investment manager, so that Bexil Advisers can continue to provide services to the Fund; and (ii) ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2012.

As discussed in the Proxy Statement, the Fund’s prior investment management agreement terminated due to a deemed change in control of Bexil Advisers, and Bexil Advisers currently serves as the Fund’s investment manager pursuant to an interim investment management agreement.  However, in order for Bexil Advisers to continue to provide services to the Fund beyond the interim period, shareholders are being asked to approve a new investment management agreement between the Fund and Bexil Advisers.  Under the new investment management agreement that shareholders are being asked to approve, Bexil Advisers would continue to provide the same services at the same management fee rate.

The Board of Trustees of the Fund has considered the proposals and unanimously recommends that you vote FOR the proposals.

Formal notice of the Meeting appears on the next page and is followed by a brief overview of the proposals in “Question and Answer” format and the Proxy Statement for the Meeting.  We hope you can attend the Meeting.  Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Board and the management of the Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date and return your proxies in the enclosed envelope or vote via telephone or the Internet at your earliest convenience.   Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

DIVIDEND AND INCOME FUND
11 Hanover Square
New York, NY 10005
www.DividendAndIncomeFund.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August [  ], 2012

To the Shareholders of
Dividend and Income Fund:

The Special Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (“Fund”) will be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September [  ], 2012, at [  ] a.m. ET, for the following purposes:

To approve a new investment management agreement between the Fund and Bexil Advisers LLC, the Fund’s current investment manager.  No increase to the management fee rate is proposed.

To ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2012.

The proposals are discussed in the Proxy Statement attached to this Notice.  THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on July [  ], 2012, are entitled to receive notice of, and to vote at, the Meeting.

JOHN F. RAMIREZ
Secretary

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September [  ], 2012:  This Notice of Special Meeting of Shareholders, Proxy Statement, and form of proxy card are available on the Fund’s website at www.DividendandIncomeFund.com.

YOUR VOTE IS IMPORTANT.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts:  Each party should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.           All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TrustAccounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr.
UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of the Proxy Statement, we also are providing the following brief overview of the proposals in “Question and Answer” format.  If you have any questions about the proposals or how to vote your shares, please call ____________ toll free at ______________.

Question:	What proposals will be acted upon at the Meeting?

A.
At the Meeting, you will be asked to (i) approve a new investment management agreement (the “New Management Agreement”) between the Fund and Bexil Advisers LLC (“Bexil Advisers”), the Fund’s current investment manager and (ii) ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2012.

Question:	What are the terms of the New Management Agreement?

A.
Under the New Management Agreement, Bexil Advisers would continue to provide the same services at the same management fee rate as it did under the prior investment management agreement with the Fund (the “Prior Management Agreement”).  The New Management Agreement is materially identical to the Prior Management Agreement except to clarify that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board of Trustees of the Fund (the “Board”) and the procedures for the payment of certain Fund expenses will change.  Please see “Summary of the Terms of the New and Prior Management Agreements” in the Proxy Statement for a comparison of the material terms of both agreements.

Question:	Why are shareholders being asked to approve the New Management Agreement?

A.
You are being asked to approve the New Management Agreement so that Bexil Advisers can continue to provide services to the Fund.  On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winmill & Co. Incorporated (“Winco”), which indirectly owns approximately 22% of the outstanding common stock of Bexil Corporation, the sole member of Bexil Advisers, passed away.  In addition, Mr. Winmill owned shares of the outstanding common stock of Bexil Corporation directly.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated co-trustees of the Trust.  As co-trustees, Thomas Winmill and Mark Winmill now have sole authority to vote the voting stock on behalf of the Trust.

Accordingly, the Transfer has been treated as constituting a “change in control” of Bexil Advisers under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus resulted in the assignment and termination of the Prior Management Agreement. The Fund is currently being managed by Bexil Advisers pursuant to an interim investment management agreement approved by the Board. However, in order for Bexil Advisers to continue to provide services to the Fund beyond the interim period, shareholders of the Fund are being asked to approve the New Management Agreement, which provides for the same services and has the same management fee rate as the Prior Management Agreement. Further information on the reasons for this proposal is contained in “Background” in the Proxy Statement.

Question:	How does the Board recommend that I vote?

A.
After careful consideration of the proposals, the Board, including all those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, unanimously approved the proposals and recommends that you vote in favor of the proposals.  The reasons for the Board’s recommendation are discussed in “Evaluation by the Fund’s Board” in the Proxy Statement.

Question:	What happens if the New Management Agreement is not approved?

A.
If shareholders of the Fund do not approve the New Management Agreement, Bexil Advisers will cease to serve as the Fund’s investment manager under the interim investment management agreement after October 12, 2012 and the Board will meet to consider appropriate action for the Fund.

Question:	What number should I call if I have questions?

A.	We will be pleased to answer your questions about this proxy solicitation. Please call the Fund’s proxy solicitor, ___________, toll free at ___________ with any questions.

Question:	How do I vote?

A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.  You may also vote by phone by calling ___________ toll free at __________ or via the Internet.

If you are a record holder of the Fund’s shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of the Fund through a bank, broker, or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form or a letter from your bank, broker or other nominee’s statement indicating ownership as of the Record Date.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

2

SPECIAL MEETING OF SHAREHOLDERS
OF
DIVIDEND AND INCOME FUND
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT

August [  ], 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Dividend and Income Fund, a Delaware statutory trust (“Fund”), to be voted at the Special Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September [  ], 2012 at [  ] a.m. ET, and at any adjournments or postponements thereof (the “Meeting”).

The Board has fixed the close of business on July [  ], 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”).  On the Record Date, [  ] shares of the Fund were outstanding.  Each outstanding share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposals.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

Paper copies of our proxy materials are being sent to registered shareholders, that is, those whose shares are registered directly in shareholders’ names with the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC.  “Street name” shareholders, those whose shares are held in the name of a bank, broker or other nominee on the shareholders’ behalf, are being sent a Notice of Internet Availability of Proxy Materials.  Street name shareholders must request paper copies of our proxy materials.  It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to shareholders as of the Record Date on or about August [  ], 2012.

The Fund will furnish to shareholders upon request, without charge, copies of its 2011 Annual Report for the periods ended November 30, 2011 and December 31, 2011.  The Fund’s Semi-Annual Report to Shareholders, containing unaudited financial statements for the period ended June 30, 2012, will be mailed to shareholders when available.  Requests for such Annual Report or Semi-Annual Report should be directed to the Fund at 11 Hanover Square, New York, New York 10005, or by telephone toll-free at 1-800-937-5449.  Such Annual Report and Semi-Annual Report are not to be regarded as proxy soliciting material.

As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) owning beneficially or of record more than 5% of the Fund’s outstanding shares, except as follows:

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Financial & Investment Management Group, Ltd. 111 Cass St., Traverse City, MI 49684	1,960,189 (2)	11.59%
Bexil Securities LLC	1,619,517 (3)	6.74%
Bexil Corporation	1,619,517 (4)	6.74%
Midas Securities Group, Inc.	1,619,517 (5)	6.74%
Winmill & Co. Incorporated	1,619,517 (6)	6.74%
Winmill Family Trust	1,619,517 (7)	6.74%
Thomas B. Winmill	1,640,017 (8)	6.82%
Mark C. Winmill	1,619,517 (9)	6.74%

(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, New York, NY 10005.

(2)
The number of shares shown is based solely on the Form 13G filed by Financial & Investment Management Group, Ltd. (“FIMG”) on June 6, 2012, reflecting information as of April 30, 2012, according to which FIMG has shared voting and investment power over the shares reported.  FIMG states in such Form 13G that it is a registered investment adviser, managing individual client accounts and that all shares represented in the report are held in accounts owned by the clients of FIMG.  FIMG disclaims beneficial ownership of the shares reported.

(3)	Bexil Securities LLC (“Bexil Securities”) has beneficial ownership of these shares and has sole voting and investment power over these shares.

(4)	Bexil Corporation (“Bexil”) has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities.

(5)	Midas Securities Group, Inc. owns approximately 22% of the outstanding shares of Bexil.

(6)	Winmill & Co. Incorporated (“Winco”) owns all of the outstanding shares of Midas Securities Group, Inc.

(7)	The Trust owns all of the voting stock of Winco.

(8)
Thomas B. Winmill is a co-trustee of the Trust and may be deemed to have indirect beneficial ownership of the 1,619,517 shares owned by Bexil Securities as a result of his status as a controlling person of the Trust, Winco and Midas Securities Group, Inc.  Mr. Thomas Winmill disclaims beneficial ownership of these shares.

(9)
Mark C. Winmill is a co-trustee of the Trust and may be deemed to have indirect beneficial ownership of the 1,619,517 shares owned by Bexil Securities as a result of his status as a controlling person of the Trust, Winco and Midas Securities Group, Inc.  Mr. Mark Winmill disclaims beneficial ownership of these shares.

Bexil Securities owns 6.74% of the outstanding shares of the Fund as shown above.  Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities, by virtue of their role as co-trustees of the Trust.  Bexil Securities intends to vote its shares of the Fund in favor of the proposals. As of the Record Date, the officers and trustees of the Fund (other than Mr. Thomas Winmill) own in the aggregate less than 1% of the outstanding shares of the Fund.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Properly executed proxies may contain instructions to abstain from voting (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  The proposal in this Proxy Statement to approve a new investment management agreement for the Fund is a matter to be determined by the vote of a majority of outstanding voting securities (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)), thus abstentions and broker non-votes will have the same effect as a vote against the proposal.  As provided in the Fund’s Bylaws, the proposal in this Proxy Statement to ratify the appointment of the Fund’s independent auditors is a matter to be determined by the affirmative vote of a majority of the votes cast at the Meeting, provided that a quorum is present.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposals properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

All costs of soliciting proxies for the Meeting will be borne by the Fund. The Fund has retained _____________ to assist in the solicitation of proxies for a fee of $[], plus reimbursement for out-of-pocket expenses.  Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Fund and persons affiliated with Bexil Advisers LLC, the Fund’s investment manager, may, without remuneration, solicit proxies personally or by telephone or electronic communications.

PROPOSAL 1
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND BEXIL ADVISERS, THE FUND’S CURRENT INVESTMENT MANAGER

Background

Shareholders are being asked to approve a new investment management agreement (the “New Management Agreement”) between the Fund and Bexil Advisers LLC (“Bexil Advisers”), the Fund’s current investment manager, so that Bexil Advisers can continue to provide services to the Fund.  Under the New Management Agreement, Bexil Advisers would continue to provide the same services at the same management fee rate as it did under the prior investment management agreement with the Fund (the “Prior Management Agreement”).  The New Management Agreement is materially identical to the Prior Management Agreement except to clarify that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board and the procedures for the payment of certain Fund expenses will change.  Please see “Summary of the Terms of the New and Prior Management Agreements” below.

Shareholder approval of the New Management Agreement is being requested in connection with the deemed automatic termination of the Prior Management Agreement by operation of federal securities law. On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winmill & Co. Incorporated (“Winco”), which is indirectly owns approximately 22% of the outstanding common stock of Bexil Corporation, the sole member of Bexil Advisers, passed away.  In addition, Mr. Winmill owned shares of the outstanding common stock of Bexil Corporation directly.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated co-trustees of the Trust.  As co-trustees, Thomas Winmill and Mark Winmill now have sole authority to vote the voting stock on behalf of the Trust.

Accordingly, the Transfer has been treated as constituting a “change in control” of Bexil Advisers under the 1940 Act and thus resulted in the assignment and termination of the Prior Management Agreement by operation of law.  To avoid interruption of management services to the Fund, at a meeting held on May 25, 2012, the Board, including a majority of the Trustees of the Fund who are not interested persons (as defined under the 1940 Act) of the Fund or Bexil Advisers or its affiliates (the “Independent Trustees”) approved an interim investment management agreement with Bexil Advisers (the “Interim Management Agreement”).  Bexil Advisers is currently managing the Fund pursuant to the Interim Management Agreement which, pursuant to 1940 Act rules, allows Bexil Advisers to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement is identical to the Prior Management Agreement except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund pays the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement.  The 1940 Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  To satisfy this requirement, the Board is now soliciting shareholder approval of the New Management Agreement prior to the expiration of the 150-day duration of the Interim Management Agreement on October 12, 2012.

Summary of the Terms of the New and Prior Management Agreements

Bexil Advisers previously served as the investment manager to the Fund pursuant to the Prior Management Agreement and, as noted above, currently serves as the investment manager to the Fund pursuant to the Interim Management Agreement effective May 25, 2012. The Prior Management Agreement was last approved by shareholders of the Fund on April 24, 2012 in connection with the corporate reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, and became effective on May 14, 2012.  The New Management Agreement will take effect upon shareholder approval.  The New Management Agreement is materially identical to the Prior Management Agreement except to clarify that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board and the procedures for the payment of certain Fund expenses will change, as further described below.  A form of the New Management Agreement is attached to this Proxy Statement as Appendix A.  The description of the terms of the New Management Agreement provided in this proposal is qualified in its entirety by reference to Appendix A.

Responsibilities.  Pursuant to both agreements, Bexil Advisers serves as investment adviser for the Fund and manages the investment and reinvestment of the Fund’s assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions, subject at all times to the control and oversight of the Fund’s Board.

Fees.  Pursuant to both agreements, the Fund will pay to Bexil Advisers a monthly fee at the annual rate of 0.95% of the Fund’s “Managed Assets.”  “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

Expenses.  Both agreements provide that Bexil Advisers will pay the salaries of all of the Fund’s officers (except the Chief Compliance Officer to the extent determined by the Independent Trustees) and employees who are officers, trustees, shareholders or employees of Bexil Advisers or its affiliates.  Both agreements also provide that the Fund will pay all other expenses required for the conduct of its business including but not limited to:  (a) fees of Bexil Advisers; (b) fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;  (c) costs, including the interest expense, of borrowing money;  (d) fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;  (e) taxes levied against the Fund and the expenses of preparing tax returns and reports;  (f) auditing fees and expenses;  (g) legal fees and expenses (including reasonable fees for legal services rendered to the Fund by Bexil Advisers or its affiliates);  (h) salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, trustees, members or employees of Bexil Advisers or any of its affiliates, and (2) the Fund’s Chief Compliance Officer to the extent determined by the Independent Trustees;  (i) fees and expenses incidental to trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;  (j) costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with federal and state securities authorities;  (k) payment of dividends;  (l) costs of stock certificates;  (m) fees and expenses of the Independent Trustees;  (n) fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to Bexil Advisers or its affiliates for such services);  (o) costs of necessary office space rental and Fund web site development and maintenance;  (p) costs of membership dues and charges of investment company industry trade associations; and  (q) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and trustees or settlements made.

The Prior Management Agreement provided that, if requested by the Fund’s Board, Bexil Advisers or its affiliates may provide services to the Fund such as accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any such services would be for the account of the Fund and the costs and out-of-pocket charges of Bexil Advisers and its affiliates in rendering such services would be paid by the Fund, subject to prior approval and examination by the Independent Trustees.  The New Management Agreement provides that such services requested by the Fund’s Board and performed by Bexil Advisers or its affiliates will be paid for by the Fund, subject to periodic reporting to and examination by the Independent Trustees.  The Prior Management Agreement provided that Bexil Advisers shall supply the Fund and the Board of Trustees with reports and statistical data, as reasonably requested.  The New Management Agreement clarifies that the costs related to reports and statistical data reasonably requested by the Board or approved by the Board will be borne by the Fund.  This change is not expected to result in a material increase to the Fund’s expenses.

Standard of Care.  Both agreements provide that, in the absence of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of Bexil Advisers’ duties or by reason of Bexil Advisers’ reckless disregard of obligations or duties under the agreements, Bexil Advisers will not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law in connection with the services to be rendered by it under the agreements.  The Prior Management Agreement also provided that Bexil Advisers would be liable to the Fund or the Fund’s shareholders by reason of a breach of fiduciary duty with respect to the receipt of compensation for services under that agreement.  The New Management Agreement does not contain the provision described in the preceding sentence. Such provision is not required by federal securities law and the Fund does not expect that its removal will reduce Bexil Advisers’ liability under the New Management Agreement relative to the Prior Management Agreement.

Liability of Bexil Advisers.  Both agreements provide that Bexil Advisers will not be liable to the Fund for delays or errors occurring by reason of circumstances beyond its control (e.g., acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply).  Both agreements also require Bexil Advisers to have in place at all times a reasonable disaster recovery plan and program.

Term and Termination.  After their initial terms, both agreements provide that they will continue for successive periods of 12 months each, if approved annually in accordance with the requirements of the 1940 Act.  Both agreements also provide that the Fund may terminate the agreements at any time, without the payment of any penalty, by vote of the Board, or by vote of a majority of its outstanding voting securities on 60 days written notice to Bexil Advisers.  Under both agreements, Bexil Advisers may terminate the agreements on 60 days written notice to the Fund without the payment of any penalty.  As required by the 1940 Act, each agreement also provides that it will immediately terminate in the event of its assignment.  The New Management Agreement will become effective upon its approval by shareholders and will have an initial term of two years.

Governing Law.  Both agreements are governed under Delaware law.

Pursuant to a waiver agreement which commenced on February 1, 2011 (the “Waiver Agreement”), Bexil  Advisers contractually agreed to waive up to 0.10% of its management fee annually to the extent that the ratio stated as a percentage of the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expenses of investing in other investment companies, and extraordinary expenses) to the Fund’s Managed Assets exceeds 1.58%.  The Waiver Agreement, unless sooner amended or terminated with the approval of the Board, is scheduled to terminate on February 1, 2013. (As a technical matter the Waiver Agreement terminated upon the termination of the Prior Management Agreement.)  Once the Interim Management Agreement is superseded by the New Management Agreement or expires upon its terms, the Waiver Agreement will also terminate.  The Fund has operated below its expense waiver limitation of 1.58% (excluding, pursuant to the terms of the Waiver Agreement, extraordinary expenses) for the entire period that the Waiver Agreement has been in effect.

Evaluation by the Fund’s Board

Board Consideration of the New Management Agreement.  At a meeting held on June 13, 2012, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Management Agreement and unanimously determined to recommend that shareholders approve the New Management Agreement.

Consideration of the New Management Agreement occurred at the next regular quarterly meeting of the Board after its annual consideration of whether to renew the Prior Management Agreement, carried out at its March 6, 2012 meeting pursuant to Section 15(c) of the 1940 Act.  In that process the Board, following careful review of materials submitted by management of Bexil Advisers and a report from an independent data service, unanimously determined that the Prior Management Agreement was fair and reasonable and that its renewal would be in the best interests of the Fund.  Accordingly, in considering the New Management Agreement, the Board took into account the fact that the terms of the New Management Agreement would be materially identical to those of the Prior Management Agreement, except for the effective dates, clarifying the responsibility of the Fund for the cost of certain reports and statistical data requested or approved by the Board, and the procedure for the payment of certain Fund expenses.

In evaluating the proposed New Management Agreement, the Board noted that it had generally been satisfied with the nature, extent and quality of the services provided to the Fund by Bexil Advisers.  The Board considered the nature, extent, and quality of the services expected to be provided by Bexil Advisers in light of the passing of Bassett Winmill and the Transfer.  In so doing, the Board considered Bexil Advisers’ management capabilities, including information relating to the experience and qualifications of the personnel at Bexil Advisers who are responsible for providing services to the Fund.  The Board considered that Bassett Winmill had served as the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of Bexil Advisers, which managed the Fund’s investments.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Irene Kawczynski as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments.  The Board took into account assurances from Bexil Advisers that the members of the IPC had no current plans to change the investment philosophy or investment process applied by Bexil Advisers in managing the Fund.  The Board also considered whether there were any proposed changes to the management structure, capitalization, staffing or operations at Bexil Advisers. The Board noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative and financial operations of Bexil Advisers.  The Board took into account assurances from Bexil Advisers that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact Bexil Advisers’ ability to provide the same level and quality of services as was provided in the past.

In addition, in connection with its consideration of the New Management Agreement, the Board re-examined the factors it had taken into account in approving the Prior Management Agreement at its March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by Bexil Advisers;  (2) the performance of the Fund compared to its market index and a peer group of investment companies;  (3) the costs of the services provided and profits or losses realized by Bexil Advisers and its affiliates from their relationship with the Fund;  (4) the extent to which economies of scale might be realized as the Fund grows;  and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.  In its deliberations, the Board did not identify any particular information that was determinative or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Management Agreement, the Board, including all of the Independent Trustees, concluded that the terms of the New Management Agreement are fair and reasonable and that approval of the New Management Agreement is in the best interests of the Fund. In reaching this determination, the Board considered the following factors, among others:  (1) except for clarifying that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board (which change is not expected to result in a material increase in the Fund’s expenses) and a change to the procedure for the payment of certain Fund expenses, the terms of the New Management Agreement are materially identical to those of the Prior Management Agreement;  (2) the qualification of Bexil Advisers, as well as the qualifications of its personnel and Bexil Advisers’ financial condition;  (3) the commitment of Bexil Advisers to maintaining the investment philosophy and investment process applied by Bexil Advisers in managing the Fund and the level and quality of Fund services;  (4) the performance of the Fund relative to comparable mutual funds and unmanaged indices;  (5) that while the performance of the Fund had lagged its peer group, Bexil Advisers had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation;  (6) the fees and expense ratio of the Fund relative to comparable funds;  (7) that the management fee rate is identical to that paid under the Prior Management Agreement;  (8) that the expense ratio (excluding extraordinary expenses) of the Fund, although higher relative to the Fund’s peer group, is competitive with comparable funds in light of the quality of services received and assets managed;  and (9)  that the proposed early termination of the Waiver Agreement (which is scheduled by its terms to terminate on February 1, 2013) was not expected to have any impact on the Fund as the Fund had operated below its expense waiver limitation (excluding extraordinary expenses) for the entire period that the Waiver Agreement has been in effect and that the Fund is expected to continue to operate below its expense waiver limitation (excluding extraordinary expenses) through the date of the expiration of the Waiver Agreement.

Board Consideration of the Prior Management Agreement.  In considering the annual approval of the Prior Management Agreement at the Board’s meeting held on March 6, 2012, the Board considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for its meeting.  Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds, as determined by an independent data service; information regarding the Fund’s investment performance in comparison to a relevant peer group of funds, as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; Bexil Advisers’ results and financial condition and the overall organization of Bexil Advisers; the allocation of brokerage and the benefits received by Bexil Advisers as a result of brokerage allocation; Bexil Advisers’ trading practices, including soft dollars; Bexil Advisers’ management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to Bexil Advisers’ compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, Bexil Advisers, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by Bexil Advisers and its affiliates; the terms of the Prior Management Agreement; Bexil Advisers’ gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided.  The Board concluded that Bexil Advisers was using soft dollars for the benefit of the Fund and its shareholders.  The Board further concluded that Bexil Advisers was using the Fund’s assets for the benefit of the Fund and its shareholders and was acting in the best interests of the Fund.

The Board also considered the nature, extent, and quality of the management services provided by Bexil Advisers.  In so doing, the Board considered Bexil Advisers’ management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provided services under the Prior Management Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at Bexil Advisers were appropriate to fulfill effectively its duties on behalf of the Fund.  The Board noted that the employees of Bexil Advisers are also employees of affiliates of Bexil Advisers which have managed funds for many years and indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by Bexil Advisers in managing the Fund.  In this regard, the Board considered Bexil Advisers’ in-house research capabilities as well as other resources available to Bexil Advisers’ personnel, including research services that may be available to Bexil Advisers as a result of securities transactions effected for the Fund.  The Board concluded that Bexil Advisers’ investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.  In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  After reviewing this information, the Board recognized that while the performance of the Fund had lagged its peer group, Bexil Advisers had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation.

With respect to its review of the fee payable under the Prior Management Agreement, the Board considered information provided by an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Board considered the mean and median of the management fees and expense ratios of the Fund’s peer group.  In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio, excluding extraordinary expenses, was higher relative to the Fund’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed.  The Board considered that the Fund is a closed-end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Bexil Advisers in managing the Fund’s assets.  This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry.  Further, the Board concluded that Bexil Advisers’ fee bears a reasonable relationship to the services rendered and has been the product of arm’s-length bargaining.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by Bexil Advisers in connection with the services rendered to the Fund and the business reputation of Bexil Advisers and its financial resources.  The Board also considered information regarding the character and amount of other incidental benefits received by Bexil Advisers and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that Bexil Advisers and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Fund.  The Board also considered the profitability of Bexil Advisers from its association with the Fund.  The Board concluded that in light of the services rendered, the profits realized by Bexil Advisers are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Prior Management Agreement.  In assessing the information provided by Bexil Advisers and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Prior Management Agreement, including the fee structure, is in the best interests of the Fund.

Vote Required

As provided under the 1940 Act, approval of the New Management Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 2
TO RATIFY THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE FUND’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

The Board is empowered to appoint a firm to serve as the Fund’s independent auditors.  Ernst & Young (“E&Y”), 2001 Market Street, Philadelphia, Pennsylvania 19103, an independent registered public accounting firm, served as the Fund’s independent auditors for the fiscal year ended November 30, 2010.  Pursuant to meetings held on March 8, 2011, the Audit Committee and the Board engaged Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, to replace E&Y as the Fund’s independent auditors for the Fund for the fiscal year commencing December 1, 2010.

Although the Board has sole authority to appoint independent auditors, it is seeking the opinion of the shareholders regarding its appointment of TWB as auditors.  For this reason, shareholders are being asked to ratify this appointment.  If shareholders do not ratify the appointment of TWB as auditors, the Board will take that fact into consideration, but may, nevertheless, continue to retain TWB.

The reports of the financial statements previously issued by E&Y for the Fund for the fiscal years ended November 30, 2010 and November 30, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  For the fiscal years ended November 30, 2010 and November 30, 2009 through the date of the auditor change, there were no disagreements (as such term is used in Item 304 of Regulation S-K) between the Fund and E&Y on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with the issuance of E&Y’s reports on the financial statements of such periods.  The Fund requested that E&Y furnish it with a letter addressed to the SEC stating whether or not it agrees with the above comments.

Representatives of TWB are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.  Representatives from E&Y are not expected to attend the meeting.

Audit Fees

The aggregate fees billed by E&Y and TWB for professional services for the audit of the Fund’s annual financial statements or services that are normally provided in connection with the Fund’s statutory and regulatory filings or engagements for the fiscal year ended November 30, 2010 and the fiscal year ended November 30, 2011 and period ended December 31, 2011 were, respectively, $49,000 and $28,500.  As of September 14, 2011, the Fund’s fiscal year changed from November 30 to December 31.

Audit-Related Fees

The aggregate audit-related fees billed by E&Y and TWB for the fiscal year ended November 30, 2010 and the fiscal year ended November 30, 2011 and period ended December 31, 2011 for assurance and related services by E&Y and TWB that are reasonably related to the performance of the audit of the Fund’s financial statements not included in Audit Fees were, respectively, $0 and $1,500. Audit-related fees include amounts reasonably related to the performance of the audit of the Fund’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

Tax Fees

The aggregate fees billed by E&Y and TWB for the fiscal year ended November 30, 2010 and the fiscal year ended November 30, 2011 and period ended December 31, 2011 for tax compliance, tax advice, and tax planning were, respectively, $6,600 and $3,500.

All Other Fees

The aggregate fees billed by E&Y for agreed-upon procedures rendered in connection with the resignation by E&Y and the consent provided by it with respect to the Fund’s registration statement filing on November 10, 2011 were $9,500 for the fiscal year ended November 30, 2011 and the period ended December 31, 2011.  E&Y did not render any audit, audit-related, tax or any other services to the Fund or entities that control, are controlled by or under common control with the Fund for the fiscal year ended November 30, 2010.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Fund’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB and E&Y to the Fund, and any non-audit services proposed to be provided by TWB and E&Y to Bexil Advisers, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

No services provided by TWB and E&Y to the Fund described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by TWB and E&Y for services rendered to the Fund, and rendered to Bexil Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Bexil Advisers that provides ongoing services to the Fund for the fiscal year ended November 30, 2010 and the fiscal year ended November 30, 2011 and period ended December 31, 2011 were $23,500 and $23,000, respectively.

The Fund’s Audit Committee has determined that the provision of non-audit services that were rendered by TWB and E&Y to Bexil Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Bexil Advisers that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s and E&Y’s independence.

Vote Required

As provided in the Fund’s Bylaws, the affirmative vote of a majority of the votes cast at the Meeting shall be sufficient to approve Proposal 2, provided that a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE FUND’S INDEPENDENT AUDITORS.

OTHER BUSINESS

The Bylaws provide that the only matter that may be acted on at the Meeting is that stated in the notice of the Meeting.  Accordingly, other than procedural matters relating to the approval of the New Management Agreement and the ratification of the appointment of TWB, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, investment adviser, certain affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based on the Fund’s review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act except that Bexil Securities, Bexil Advisers, Bassett Winmill, Winco and Irene K. Kawczynski each filed a late Form 3 and Bexil Securities filed one late Form 4.

Discretionary Authority; Submission Deadlines for Shareholder Proposals

Although no business may come before the Meeting other than that specified in the Notice of Special Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders. The Fund’s Bylaws provide that a shareholder of record may nominate a candidate for election as a Trustee at an annual meeting of shareholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record shareholder nomination or proposal intended to be considered at the 2013 annual meeting must be received by the Secretary of the Fund no earlier than [] nor later than []. Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary, John F. Ramírez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for inclusion in the Fund’s 2013 proxy statement, we must receive it on or before [], pursuant to Rule 14a-8(e)(2). The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at a meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware state law applicable to statutory trusts and must be submitted in accordance with the Fund’s Bylaws.

Shareholder Communications with the Board of Trustees

The Fund’s Board has adopted a process for shareholders to send communications to the Board.  To communicate with the Board or an individual Trustee of the Fund, a shareholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board or the individual Trustee.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8.

Investment Manager

Bexil Advisers is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has served as the investment manager of the Fund since February 1, 2011.  Bexil Advisers does not act as investment manager for other investment companies. The address of Bexil Advisers is 11 Hanover Square, New York, New York 10005.  The names, titles and principal occupations during the past five years of the principal executive officers of Bexil Advisers are set forth in Appendix B.

The management fee paid by the Fund to Bexil Advisers during the Fund’s most recent fiscal year, ended November 30, 2011, was $863,578. The Fund also reimbursed Bexil Advisers for providing at cost certain administrative services comprised of compliance and accounting services.  During the Fund’s most recent fiscal year, the costs of these administrative services were $66,623. The Fund expects to continue to request such services from Bexil Advisers.  During the fiscal year ended November 30, 2011, Bexil Advisers did not pay commissions to any affiliated brokers.

Bexil Corporation is the sole member of Bexil Advisers.  Midas Securities Group, Inc. owns approximately 22% of the outstanding shares of Bexil Corporation.  Winco owns 100% of the shares of Midas Securities Group, Inc.  On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock of Winco and who also directly owned shares of common stock of Bexil Corporation, passed away.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred to a trust, the Winmill Family Trust (the “Trust”).  Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated co-trustees of the Trust.  As co-trustees, Thomas Winmill and Mark Winmill now have sole authority to vote the voting stock on behalf of the Trust.  The address of each of the control entities of Bexil Advisers is the same as Bexil Advisers.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling [] or writing to the Fund at 11 Hanover Square, New York, New York 10005.

August [  ], 2012

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Appendix A

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of September __, 2012, by and between Dividend and Income Fund, a Delaware statutory trust (the “Fund”), and Bexil Advisers LLC, a Maryland limited liability corporation (the “Investment Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company; and

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1.
The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board of Trustees (the “Investment Advisory Services”), for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the Investment Advisory Services and, if requested, any other services contemplated herein and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

2.	The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to:

a.	fees of the Investment Manager;

b.	fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

c.	costs, including the interest expense, of borrowing money;

d.	fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;

e.	taxes levied against the Fund and the expenses of preparing tax returns and reports;

f.	auditing fees and expenses;

g.	legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates);

h.
salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, trustees, members or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those trustees of the Fund who are not interested persons of the Investment Manager or its affiliates (the “Independent Trustees”);

i.
fees and expenses incidental to trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;

j.	costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

k.	payment of dividends;

l.	costs of stock certificates;

m.	fees and expenses of the Independent Trustees;

n.
fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services);

o.	costs of necessary office space rental and Fund web site development and maintenance;

p.	costs of membership dues and charges of investment company industry trade associations; and

q.
such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and trustees or settlements made.

3.
The Investment Manager shall supply the Fund and the Board of Trustees with reports and statistical data, as reasonably requested. In addition, if requested by the Fund’s Board of Trustees, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Trustees, and supplied or performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Trustees.

4.
The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

5.
The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the Investment Advisory Services and other services, if any, performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 3la-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund and shall be surrendered promptly upon the Fund’s request, and the Fund shall have access to such books and records at all times during the Investment Manager’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be promptly provided by the Investment Manager to the Fund or the Fund’s authorized representatives. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder provided, however, if the Fund has authorized and directed certain disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise, the Fund shall reimburse the Investment Manager for its expenses in connection therewith, including the reasonable fees and expenses of the Investment Manager’s outside legal counsel.

6.
For the Investment Advisory Services provided to the Fund pursuant to this Agreement, the Fund will pay to the Investment Manager and the Investment Manager will accept as full compensation therefor, a fee, payable on or before the tenth (10th) day of each calendar month, at the annual rate of 0.95% of the Fund’s Managed Assets (as defined below). Such fees shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any calendar year of the Fund. The Investment Manager shall within ten (10) days after the end of each calendar year refund any amount paid in excess of the fee determined to be due for such year.

7.
If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Investment Manager’s compensation for such fraction of the month shall be determined by applying the foregoing percentage to the Fund’s Managed Assets during such fraction of a month (calculated on an average daily basis if such fraction of a month is less than a week) and in the proportion that such fraction of a month bears to the entire month.

8.
“Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

9.
The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules and regulations, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager’s fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

10.
Subject to and in accordance with the Certificate of Trust, as amended (the “Charter”), Declaration of Trust and Bylaws of the Fund and similar documents of the Investment Manager, it is understood that trustees, officers, agents and shareholders of the Fund are or may be interested in the Fund as trustees, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said Charter, Declaration of Trust or Bylaws of the Fund or similar documents of the Investment Manager.

11.
This Agreement shall become effective upon the date hereinabove written and, unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of the Trustees of the Fund or by vote of the holders of a majority of the Fund’s outstanding voting securities of the Fund as defined in the 1940 Act and (b) by a vote of a majority of the Trustees of the Fund who are not parties to this Agreement, or interested persons of such party. This Agreement may be terminated without penalty at any time either by vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

12.
The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund’s shareholders by reason of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

13.
The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Notwithstanding anything herein to the contrary, the Investment Manager shall have in place at all times a reasonable disaster recovery plan and program.

14.
As used in this Agreement, the terms “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

15.
This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

16.
This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Trustees and, where required by the 1940 Act, the shareholders of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

DIVIDEND AND INCOME FUND

By: ______________________________

BEXIL ADVISERS LLC

By: ______________________________

Appendix B

Principal Executive Officers of Bexil Advisers

Name	Title	Principal Occupation(s) During Past Five Years

Thomas B. Winmill, Esq.	Chief Executive Officer, President, General Counsel, and Manager.
President and Chief Executive Officer of the Fund and the other investment companies in the Fund Complex(1), Bexil Advisers, CEF Advisers, Inc., Midas Management Corporation, Winco, Midas Securities Group, Inc. and Bexil Securities LLC.  He is an “interested” Trustee of the Fund (as defined in the 1940 Act).  He is General Counsel of Tuxis Corporation.  He is Chairman of the Investment Policy Committee of Bexil Advisers, CEF Advisers, Inc. and Midas Management Corporation, which currently manage the Fund, Foxby Corp., Midas Perpetual Portfolio, Inc. and Midas Magic, Inc., and he is the portfolio manager of Midas Fund, Inc.  He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

Thomas O’Malley	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Manager.
Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President of the Fund and the other investment companies in the Fund Complex, Winco, Bexil Advisers, CEF Advisers, Inc., Midas Management Corporation, Midas Securities Group, Inc., and Bexil Securities LLC.  He is a certified public accountant.

John F. Ramírez, Esq.	Chief Compliance Officer, Associate General Counsel, Vice President, and Secretary.
Chief Compliance Officer, Chief Legal Officer, General Counsel, Vice President and Secretary of the Fund and the other investment companies in the Fund Complex.  Chief Compliance Officer, Associate General Counsel, Vice President and Secretary of Winco, Bexil Advisers, CEF Advisers, Inc., Midas Management Corporation, Midas Securities Group, Inc., and Bexil Securities LLC.  He is a member of the Investment Policy Committee of Bexil Advisers, CEF Advisers, Inc., and Midas Management Corporation.  He is also a member of the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

(1)  The Fund is part of a larger group of investment companies advised by affiliates of Winco, which indirectly owns approximately 22% of the outstanding common stock of Bexil Corporation, the sole member of Bexil Advisers (“Fund Complex”).  The Fund Complex consists of the Fund, Foxby Corp., Global Income Fund Inc., Midas Fund, Inc., Midas Magic, Inc. and Midas Perpetual Portfolio, Inc.

B-1

FORM OF PROXY CARD
DIVIDEND AND INCOME FUND

This Proxy is solicited by and on behalf of the Board of Trustees of Dividend and Income Fund (the “Fund”) for the Special Meeting of Shareholders to be held on September [  ], 2012 and at any postponement or adjournment thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2012 Special Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on September [ ], 2012, at [  ] a.m. and at any postponements or adjournments thereof (“Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposals in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

SPECIAL MEETING OF SHAREHOLDERS OF DIVIDEND AND INCOME FUND

September [ ], 2012

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  [x]

To approve a new investment management agreement between the Fund and Bexil Advisers LLC, the Fund’s current investment manager. No increase to the management fee rate is proposed.

[  ]           FOR
[  ]           AGAINST
[  ]           ABSTAIN

To ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2012.

[  ]           FOR
[  ]           AGAINST
[  ]           ABSTAIN

Your vote is important!  Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage paid envelope or otherwise to [] so that your shares can be represented at the Meeting.  If no instructions are given on the proposals, the proxies will vote FOR the proposals.

[  ]           To change the address on your account, please check the box at right and indicate your new address in the space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________ Date: ______ Signature of Shareholder ______________Date: ______

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.